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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 23, 1996 included in The Brooklyn Union Gas Company's Form 10-K for the year ended September 30, 1996 and to all references to our Firm included in this registration statement.


                                                             ARTHUR ANDERSEN LLP

New York, New York
June 26, 1997